                                                                   EXHIBIT 10(c)


                         COMMUNITY BANK OF TRI-COUNTY

                     ____________________________________

                      Restated Employment Agreement with
                             Michael L. Middleton
                     ____________________________________



     AGREEMENT, originally entered into as of June 1, 1986 and amended as of March 1, 1991 and August ___, 1996, and restated effective this ________ day of February, 1998, by and between Community Bank of Tri-County (the "Bank") and Michael L. Middleton (the "Employee").

     WHEREAS, the Employee has heretofore been employed by the Bank as its President and Chief Executive Officer and is experienced in all phases of the business of the Bank; and

     WHEREAS, the Bank and Employee are parties to an employment agreement dated June 1, 19986 and amended as of March 1, 1991 and August ___, 1996; and

     WHEREAS, the parties desire by this writing to restate the terms of such employment agreement.

     NOW, THEREFORE, it is AGREED as follows:

     1.  Defined Terms
         -------------

     When used anywhere in this Agreement, the following terms shall have the meaning set forth herein.

         (a) "Change in Control" shall mean any one of the following events:
(i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or
(iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         (b) "Company" shall mean Tri-County Financial Corporation.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

          (d) "Code '280G Maximum" shall mean the product of 2.99 and the Employee's "base amount" as defined in Code '280G(b)(3).

          (e) "Disability" shall mean a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Bank's long-term disability plan (or, if the Bank has no such plan in effect, which impairs the Employee's ability to substantially perform his duties under this Agreement for a period of 180 consecutive days).

          (f) "Effective Date" shall mean the date of restatement of this Agreement, February __, 1998.

          (g) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than 30 miles from his primary office as of the later of the Effective Date and the most recent voluntary relocation by the Employee;
(ii) a material reduction in the Employee's base compensation under this Agreement as the same may be increased from time to time; (iii) the failure by the Bank or the Company to continue to provide the Employee with compensation and benefits provided under this Agreement as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank or the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him under this Agreement;
(iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position; (v) a failure to reelect the Employee to the Board of Directors of the Bank (the "Board") or the Company; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank.

          (h) "Just Cause" shall mean, in the good faith determination of the Bank's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank and the Company.

          (i) "Protected Period" shall mean the period that begins on the date six months before a Change in Control and ends on the later of the second annual anniversary of the Change in Control or the expiration date of this Agreement.

            (j) "Trust" shall mean a grantor trust that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank and the Company.

        2.  Employment.  The Employee is employed as the President and Chief
            ----------
Executive Officer of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board may from time to time reasonably direct, including normal duties as an officer of the Bank.

        3.  Base Compensation.  The Bank agrees to pay the Employee during the
            -----------------
term of this Agreement a salary at the rate of $142,100 per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

        4.  Discretionary Bonuses.  The Employee shall participate in an
            ---------------------
equitable manner with all other senior management employees of the Bank in discretionary bonuses that the Board may award from time to time to the Bank's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

        5.  Participation in Retirement, Medical and Other Plans.
            ----------------------------------------------------

            (a) The Employee shall be eligible to participate in any of the following plans or programs that the Bank may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified or nonqualified plans provided by the Bank, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date.

            (b) The Employee shall also be eligible to participate in any fringe benefits which are or may become available to the Bank's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank.

        6.  Term.  The Bank hereby employs the Employee, and the Employee hereby
            ----
accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 60 months thereafter (or such earlier date as is determined in accordance with Section 10 or 12 hereof). Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date, provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended. Only those members of the Board of Directors who have no personal interest in this Employment Agreement shall discuss and vote on the approval and subsequent review of this Agreement.

        7.  Loyalty; Noncompetition.
            -----------------------

            (a) During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, the Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of the Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank.

            (b) Nothing contained in this Section shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

        8.  Standards.  The Employee shall perform his duties under this
            ---------
Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide the Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

        9.  Vacation and Sick Leave.  At such reasonable times as the Board
            -----------------------
shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

            (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Bank, which shall in no event be less than four (4) weeks per annum.

            (b) The Employee shall not receive any additional compensation from the Bank on account of his failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

            (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

            (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board. In the event any sick leave time shall not have been used during any year, such leave shall accrue to subsequent years only to the extent authorized by the Board.

        10.  Termination and Termination Pay.  Subject to Section 12 hereof, the
             -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

            (a) Death. The Employee's employment under this Agreement shall terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

            (b) Disability.   (1) The Bank may terminate the Employee's
employment after having established the Employee's Disability, in which event the Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, and (ii) any period of Disability which is prior to the Employee's termination of employment pursuant to this Section 10(b); provided that any benefits paid pursuant to the Bank's long term disability plan will continue as provided in such plan without
                                                                        -------
reduction for payments made pursuant to this Agreement.

                (2) During any period that the Employee shall receive disability benefits and to the extent that the Employee shall be physically and mentally able to do so, he shall furnish such information, assistance and documents so as to assist in the continued ongoing business of the Bank and, if able, shall make himself available to the Bank to undertake reasonable assignments consistent with his prior position and his physical and mental health. The Bank shall pay all reasonable expenses incident to the performance of any assignment given to the Employee during the disability period.

            (c) Just Cause. The Board may, by written notice to the Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause.

            (d) Without Just Cause; Constructive Discharge.   The Board may, by
written notice to the Employee, immediately terminate his employment at any time for a reason other than his Disability or Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply):

                (i) the salary provided pursuant to Section 3 hereof, together with accrued incentive pay (based on the level of such pay for the year in which the termination occurs) for a period of three years following termination of employment, and

                (ii) at the Employee's election either (A) cash in an amount equal to the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate for a period of three years following termination of employment, based upon the benefit levels substantially equal to those that the Bank provided for the Employee at the date of termination of employment or (B) continued participation under such Bank benefit plans for a period of three years following termination of employment, to the extent the Employee continues to qualify for participation therein.

        All amounts payable to the Employee shall be paid, at the option of the Employee, either (I) in periodic payments, through the Expiration Date, or (II) in one lump sum within ten days of such termination.

          (e) Good Reason. The Employee shall be entitled to receive the compensation and benefits payable under subsection 10(d) hereof in the event that the Employee voluntarily terminates employment within 90 days of an event that constitutes Good Reason, (unless such voluntary termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply).

          (f) Termination or Suspension Under Federal Law. (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

              (2) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

              (3) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and
(ii) reinstate (in whole or in part) any of its obligations which were suspended.

              (4) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with applicable law and regulations.

          (g) Voluntary Termination by Employee. Subject to Section 12 hereof, the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least 90 days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination (unless such termination occurs pursuant to Section 10(d) hereof or within the Protected Period, in Section 12(a) hereof, in which event the benefits and compensation provided for in Sections 10(d) or 12, as applicable, shall apply).

          (h) Post-termination Health Insurance. If the Employee's employment terminates with the Bank or the Company for any reason other than Just Cause, the Employee shall be entitled to purchase from the Bank, at the Employee's own expense which shall not exceed applicable COBRA rates, family medical insurance under any group health plan that the Bank or the Company maintains for its
employees.   This right shall be (i) in addition to, and not in lieu of, any other rights that the Employee has under this Agreement, and (ii) shall continue until the Employee first becomes eligible for participation in Medicare.

        11.  No Mitigation.  The Employee shall not be required to mitigate the
             -------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

        12.  Change in Control.
             -----------------

             (a) Trigger Events. The Employee shall be entitled to collect the severance benefits set forth in Subsection (b) hereof in the event that either
(i) the Employee voluntarily terminates employment for any reason within the 30-day period beginning on the date of a Change in Control, (ii) the Employee voluntarily terminates employment within 90 days of an event that both occurs during the Protected Period and constitutes Good Reason, or (iii) the Bank or the Company or their successor(s) in interest terminate the Employee's employment without his written consent and for any reason other than Just Cause during the Protected Period.

             (b) Amount of Severance Benefit. If the Employee becomes entitled to collect severance benefits pursuant to Section 12(a) hereof, the Bank shall:

                 (i) pay the Employee a severance benefit equal to the difference between the Code '280G Maximum and the sum of any other "parachute payments" as defined under Code '280G(b)(2) that the Employee receives on account of the Change in Control, and

                 (ii) pay for long-term disability and provide such medical benefits as are available to the Employee under the provisions of COBRA, for eighteen (18) months (or such longer period, up to 24 months, if COBRA is amended).

        The amount payable under this Section 12(b) shall be paid either (i) in one lump sum within ten days of the later of the date of the Change in Control and the Employee's last day of employment with the Bank or the Company, or (ii) if prior to the date which is 90 days before the date on which a Change in Control occurs, the Employee filed a duly executed irrevocable written election in the form attached hereto as Exhibit AA@, payment of such amount shall be made according to the elected schedule. Deferred amounts shall bear interest from the date on which they would otherwise be payable until the date paid at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Code Section 1274(d) and the regulations thereunder.

        In the event that the Employee, the Bank, and the Company jointly agree that the Employee has collected an amount exceeding the Code '280G Maximum, the parties may agree in writing that such excess shall be treated as a loan ab
                                                                         --
initio, which the Employee shall repay to the Bank, on terms and conditions
------
mutually agreeable to the parties, together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

          (c) Funding of Grantor Trust upon Change in Control. Not later than ten business days after a Change in Control, the Bank shall (i) deposit in a Trust an amount equal to the Code '280G Maximum, unless the Employee has previously provided a written release of any claims under this

Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the later of the Trust's final payment of all amounts due under the following paragraph or the date 27 months after the Change in Control, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

        During the 27-consecutive month period after a Change in Control, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth
(10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

        13.  Indemnification.  The Bank and the Company agree that their
             ---------------
respective Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Bank and the Company, including the Employee during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

        14.  Reimbursement of Employee for Enforcement Proceedings.  In the
             -----------------------------------------------------
event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Bank or the Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee obtains either a written settlement or a final judgement by a court of competent jurisdiction substantially in his favor. Such reimbursement shall be paid within ten days of the Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

        15.  Federal Income Tax Withholding.  The Bank may withhold all federal
             ------------------------------
and state income or other taxes from any benefit payable under this Agreement as shall be required pursuant to any law or government regulation or ruling.

        16.  Successors and Assigns.
             ----------------------

             (a) Bank. This Agreement shall not be assignable by the Bank, provided that this Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

             (b) Employee. Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to the person or persons entitled thereunto.

             (c) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

        17.  Amendments.  No amendments or additions to this Agreement shall be
             ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

        18.  Applicable Law.  Except to the extent preempted by Federal law, the
             --------------
laws of the State of Maryland shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

        19.  Severability.  The provisions of this Agreement shall be deemed
             ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

        20.  Entire Agreement.  This Agreement, together with any understanding
             ----------------
or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto and shall supersede any prior agreement between the parties, including their agreement entered into on June 1, 1986.

Employment Agreement
Deferred Payment Election Form
Page 2


        IN WITNESS WHEREOF, the parties have executed this restated Agreement on the day and year first hereinabove written.


ATTEST:                           COMMUNITY BANK OF TRI-COUNTY


                                  By:
----------------------------          ------------------------------
Secretary                         Its Chairman of the Board


WITNESS:

                                      /s/ Michael L. Middleton
----------------------------          ------------------------------
                                          Michael L. Middleton

               RESTATED EMPLOYMENT AGREEMENT with C. Marie Brown


     THIS AGREEMENT originally entered into as of December 17, 1993, and restated effective this 23 day of February 1998, by and between Community Bank of Tri-County (the "BANK") and C. Marie Brown (the "Employee"), effective as of the date hereof (the "Effective Date").

     WHEREAS, the Employee has heretofore been employed by the bank as and is experienced in all phases of the business of the Bank; and

     WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Employment.  The Employee is employed as the Senior Vice President of
          ----------
the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board of Directors of the Bank ("Board") may from time to time reasonably direct, including normal duties as an officer of the Bank.

     2.   Base Compensation.  The Bank agrees to pay the Employee during the
          -----------------
term of this agreement a salary at the rate of $88,200 per annum, payable in cash not less frequently than monthly. The Board shall review, not less than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his/her salary.

     3.   Discretionary Bonus.  The Employee shall participate in an equitable
          -------------------
manner with all other senior management employees of the Bank in discretionary bonuses that the Board may award from time to time to the Bank's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     4.   (a)  Participation in Retirement, Medical and Other Plans.  The
               ----------------------------------------------------
Employee shall participate in any plan that the Bank maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits, (ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

          (b)  Employee Benefits; Expenses.  The Employee shall participate in
               ---------------------------
any fringe benefits which are or may become available to the Bank's senior management employees, any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employees shall be reimbursed for all reasonable out-of-pocket business expenses which he/she shall incur in connection with his/her services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank.

     5.   Term.  The Bank hereby employs the Employee, and the Employee hereby
          ----
accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 9). Additionally, on each annual anniversary date from the Effective date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determined in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

     6.   Loyalty; Non-competition.
          ------------------------

          (a) During the period of his/her employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his/her full business time, attention, skill, and efforts to the faithful performance of his/her duties hereunder; provided, however, from time to time, the Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his/her employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interest of the Bank, or be gainfully employed in any other position or job other than as provided above.

          (b) Nothing contained in this Paragraph 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

     7.   Standards.  The Employee shall perform his/her duties under this
          ---------
Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him/her to perform his/her duties.

     8.   Vacation and Sick Leave.  At such reasonable times as the Board shall
          -----------------------
in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself/herself voluntarily from the performance of his/her employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically established for senior management employees of the Bank.

          (b) The Employee shall not receive any additional compensation from the Bank on account of his/her failure to take a vacation, and the Employee shall not accumulate unused vacation, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled, without loss of pay, to absent himself/herself voluntarily from the performance of his/her employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     9.   Termination and Termination Pay. Subject to Section11 hereof, the
          -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death. The Employee's employment under this Agreement shall
              -----
terminate upon his/her death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his/her death occurred.

          (b) Disability. The Bank may terminate the Employee's employment after
              ----------
having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his/her duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Bank's long-term disability plan (or, if the Bank has no such plan in effect, which impairs the Employee's ability to substantially perform his/her duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (I) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Executive's termination of employment pursuant to this Section 9(b).

          (c) Just Cause. The Board may, by written notice to the Employee,
              ----------
immediately terminate his/her employment at any time for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, (i) the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less that a majority of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the board), finding that in the good faith opinion of the board the Employee was guilty of conduct set forth above in the second sentence of this Subsection (c) and specifying the particulars thereof in detail.

          (d) Without Just Cause. Subject to Section II hereof, the board may,
              ------------------
by written notice to the Employee, immediately terminate his/her employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits: (i) the salary provided pursuant to Section 2 hereof for a period of one year following termination of employment, and (ii) the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in for a period of one year following termination of employment based upon benefit levels substantially equal to those that the Bank provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in period payment over the remaining term of this Agreement, as if the Employee's employment had not been terminated, or (II) in one lump sum within ten (10) days of such termination.

          Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under clause (i) hereof shall be reduced to the extent that on the date of the Employee's termination of employment, the present value of the benefits payable under clauses (i) and (ii) hereof exceeds three times his/her average annual compensation based on his/her most recent five taxable years.

          (e) Termination or Suspension under Federal Law. (1) If the Employee
              -------------------------------------------
is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e) (4) or 8(g) (1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818 (e) (4) or (g) (1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

     (2) If the Bank is in default (as defined in section 3(x) (1) of FDIA), all obligations under this agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

     (3) If a notice served under Section 8 (e) (3) or (g) (1) of the FDIA (12 U.S.C. 1818 (e) (3) or (g) (1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

     (4) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with applicable laws and regulations.

          (f)  Voluntary Termination by Employee. Subject to Section 11 hereof,
               ---------------------------------
               the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least 60 days' prior written notice to the Board of Directors, in which case the employee shall receive only his/her compensation, vested rights and employee benefits up to the date of his/her termination.

     10.  No Mitigation. The Employee shall not be required to mitigate the
          -------------
 amount of any payment provided for this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     11.  Change in Control.
          -----------------

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Bank, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twelve (12) months after any change in control of the Bank or Tri-County Financial Corporation (the "Corporation"), the Employee shall be paid an amount equal to the difference between (i) the product of 2.00 times his/her "base amount" as defined in Section 280G (b) (3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under Section 280G
(b) (2) of the Code) that the Employee receives an account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "change in control" shall mean (1) the ownership, holding or power to vote more than 25% of the Bank's or Corporation's voting stock, (2) the control of the election of a majority of the Bank's or Corporation's directors, (3) the exercise of a controlling influence over the management or policies of the Bank or the Corporation by any person or by persons acting as a "group" (within the meaning of Section 13 (d) of the Securities Exchange Act of
1934), or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation of the Bank (the "Company Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two thirds of the Continuing directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, or any other for of entity not specifically listed herein.

          (b) Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his/her employment under this Agreement within twelve (12) months following a change in control of the Bank or Corporation, and the Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement, upon the occurrence of any of the following events, or within ninety (90) days thereafter, which have not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his/her personal residence, or perform his/her principal executive functions, more than thirty-five (35) miles from his/her primary office as of the date of the change in control; (ii) a material reduction in the Employee's base compensation as in effect on the date of the change in control or as the same may be increased from time to time;
(iii) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him/her under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him/her at the time of the change of control; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his/her position as referenced at Section 1; (v) a failure to elect or reelect the Employee to the Board of Directors of the Bank, if the Employee is serving on the Board on the date of the change in control; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his/her employment with the Bank.

          (c) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

          (d) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this agreement, including this Section 11, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 11 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorney's fees, arising form such dispute, proceedings or actions, provided that the Employee shall obtain a final judgment by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

     12.  Successors and Assigns.
          ----------------------

          (a) This Agreement shall incur to the benefit of and be binding upon any corporate of other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

          (b) Since The Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his/her rights or duties hereunder without first obtaining the written consent of the Bank.

     13.  Amendments. No amendments or additions to the Agreement shall be
          ----------
binding unless made in writing and signed by all of the parities, except as herein otherwise specifically provided.

     14.  Applicable Law. Except to the extent preempted by Federal law, the
          --------------
laws of the State of Maryland shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     15.  Severability. The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16.  Entire Agreement. This Agreement, together with any understanding or
          -----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove the written.

ATTEST:                                     COMMUNITY BANK OF TRI-COUNTY


----------------------------------          ------------------------------------
Henry A. Shorter, Jr.                       Michael L. Middleton
Secretary                                   President

WITNESS:                                    EMPLOYEE:


----------------------------------          ------------------------------------
                                            C.   Marie Brown

                        EMPLOYMENT AGREEMENT AS AMENDED


         THIS AGREEMENT entered into this 23 day of February 1998, by and between Community Bank of Tri-County (the "BANK") and Gregory C. Cockerham (the "Employee"), effective as of the date hereof (the "Effective Date").

         WHEREAS, the Employee has heretofore been employed by the bank as and is experienced in all phases of the business of the Bank; and

         WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

         NOW, THEREFORE, it is AGREED as follows:

         1.   Employment. The Employee is employed as the Senior Vice President
              ----------
of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board of Directors of the Bank ("Board") may from time to time reasonably direct, including normal duties as an officer of the Bank.

         2.   Base Compensation. The Bank agrees to pay the Employee during the
              -----------------
term of this agreement a salary at the rate of $78,800 per annum, payable in cash not less frequently than monthly. The Board shall review, not less than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his/her salary.

         3.   Discretionary Bonus. The Employee shall participate in an
              -------------------
equitable manner with all other senior management employees of the Bank in discretionary bonuses that the Board may award from time to time to the Bank's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

         4.   (a) Participation in Retirement, Medical and Other Plans. The
                  ----------------------------------------------------
Employee shall participate in any plan that the Bank maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits, (ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

              (b) Employee Benefits; Expenses. The Employee shall participate
                  ---------------------------
in any fringe benefits which are or may become available to the Bank's senior management employees, any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employees shall be reimbursed for all reasonable out-of-pocket business expenses which he/she shall incur in connection with his/her services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank.

         5.   Term. The Bank hereby employs the Employee, and the Employee
              ----
hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 9). Additionally, on each annual anniversary date from the Effective date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determined in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

         6.   Loyalty; Non-competition.
              ------------------------

              (a) During the period of his/her employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his/her full business time, attention, skill, and efforts to the faithful performance of his/her duties hereunder; provided, however, from time to time, the Employee may serve on the boards of directors of , and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of hi/her employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interest of the Bank, or be gainfully employed in any other position or job other than as provided above.

              (b) Nothing contained in this Paragraph 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

         7.   Standards. The Employee shall perform his/her duties under this
              ---------
Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him/her to perform his/her duties.

         8.   Vacation and Sick Leave. At such reasonable times as the Board
              -----------------------
shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself/herself voluntarily from the performance of his/her employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

              (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically established for senior management employees of the Bank.

              (b) The Employee shall not receive any additional compensation from the Bank on account of his/her failure to take a vacation, and the Employee shall not accumulate unused vacation, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board.

              (c) In addition to the aforesaid paid vacations, the Employee shall be entitled, without loss of pay, to absent himself/herself voluntarily from the performance of his/her employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the Board in its discretion may determine.

              (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

         9.   Termination and Termination Pay. Subject to Section11 hereof, the
              -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

              (a) Death. The Employee's employment under this Agreement shall
                  -----
terminate upon his/her death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his/her death occurred.

              (b) Disability. The Bank may terminate the Employee's employment
                  ----------
after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his/her duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Bank's long-term disability plan (or, if the Bank has no such plan in effect, which impairs the Employee's ability to substantially perform his/her duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (I) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Executive's termination of employment pursuant to this Section 9(b).

              (c) Just Cause. The Board may, by written notice to the Employee,
                  ----------
immediately terminate his/her employment at any time for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, (i) the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less that a majority of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the board), finding that in the good faith opinion of the board the Employee was guilty of conduct set forth above in the second sentence of this Subsection (c) and specifying the particulars thereof in detail.

              (d) Without Just Cause. Subject to Section II hereof, the board
                  ------------------
may, by written notice to the Employee, immediately terminate his/her employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits: (i) the salary provided pursuant to Section 2 hereof for a period of one year following termination of employment, and (ii) the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in for a period of one year following termination of employment based upon benefit levels substantially equal to those that the bank provided for the employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in period payment over the remaining term of this Agreement, as if the Employee's employment had not been terminated, or (II) in one lump sum within ten (10) days of such termination.

              Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under clause (i) hereof shall be reduced to the extent that on the date of the Employee's termination of employment, the present value of the benefits payable under clauses (i) and (ii) hereof exceeds three times his/her average annual compensation based on his/her most recent five taxable years.

              (e) Termination or Suspension under Federal Law. (1) If the
                  -------------------------------------------
Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e) (4) or 8(g)
(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818 (e) (4) or (g)
(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

         (2) If the Bank is in default (as defined in section 3(x) (1) of FDIA), all obligations under this agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

         (3) If a notice served under Section 8 (e) (3) or (g) (1) of the FDIA (12 U.S.C. 1818 (e) (3) or (g) (1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

          (4) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with applicable laws and regulations.

              (f) Voluntary Termination by Employee. Subject to Section 11
                  hereof, the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least 60 days' prior written notice to the Board of Directors, in which case the employee shall receive only his/her compensation, vested rights and employee benefits up to the date of his/her termination.

         10.  No Mitigation. The Employee shall not be required to mitigate the
              -------------
amount of any payment provided for this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

         11.  Change in Control.
              -----------------

              (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Bank, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twelve (12) months after any change in control of the Bank or Tri-County Financial Corporation (the "Corporation"), the Employee shall be paid an amount equal to the difference between (i) the product of 2.00 times his/her "base amount" as defined in Section 280G (b) (3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under Section 280G
(b) (2) of the Code) that the Employee receives an account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "change in control" shall mean (1) the ownership, holding or power to vote more than 25% of the Bank's or Corporation's voting stock, (2) the control of the election of a majority of the Bank's or Corporation's directors, (3) the exercise of a controlling influence over the management or policies of the Bank or the Corporation by any person or by persons acting as a "group" (within the meaning of Section 13 (d) of the Securities Exchange Act of
1934), or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation of the Bank (the "Company Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two thirds of the Continuing directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, or any other for of entity not specifically listed herein.

              (b) Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his/her employment under this Agreement within twelve (12) months following a change in control of the Bank or Corporation, and the Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement, upon the occurrence of any of the following events, or within ninety (90) days thereafter, which have not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his/her personal residence, or perform his/her principal executive functions, more than thirty-five (35) miles from his/her primary office as of the date of the change in control; (ii) a material reduction in the Employee's base compensation as in effect on the date of the change in control or as the same may be increased from time to time;
(iii) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him/her under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him/her at the time of the change of control; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his/her position as referenced at Section 1; (v) a failure to elect or reelect the Employee to the Board of Directors of the Bank, if the Employee is serving on the Board on the date of the change in control; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his/her employment with the Bank.

              (c) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

              (d) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this agreement, including this
Section 11, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this
Section 11 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorney's fees, arising form such dispute, proceedings or actions, provided that the Employee shall obtain a final judgment by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

         12.  Successors and Assigns.
              ----------------------

              (a) This Agreement shall incur to the benefit of and be binding upon any corporate of other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

              (b) Since The Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his/her rights or duties hereunder without first obtaining the written consent of the Bank.

         13.  Amendments. No amendments or additions to the Agreement shall be
              ----------
binding unless made in writing and signed by all of the parities, except as herein otherwise specifically provided.

         14.  Applicable Law. Except to the extent preempted by Federal law, the
              --------------
laws of the State of Maryland shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

         15.  Severability. The provisions of this Agreement shall be deemed
              ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         16.  Entire Agreement. This Agreement, together with any understanding
              ----------------
or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove the written.

ATTEST:                                     COMMUNITY BANK OF TRI-COUNTY


------------------------------              ------------------------------------
Henry A. Shorter, Jr.                       Michael L. Middleton
Secretary                                   President

WITNESS:                                             EMPLOYEE:


-------------------------------             ------------------------------------
                                            Gregory C. Cockerham